Exhibit 99.2

                                  CERTIFICATION
                 Pursuant to 18 United States Code Section 1350

The undersigned hereby certifies that to his knowledge the Quarterly Report on Form 10-Q for the fiscal quarter ended November 1, 2002 of Dollar General Corporation (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ James J. Hagan
                                                  ------------------------------
                                                  Name:  James J. Hagan
                                                  Title: Chief Financial Officer
                                                  Date:  November 27, 2002